                                                                    EXHIBIT 10.1

                ADDENDUM I TO THE MANAGEMENT SERVICES AGREEMENT

      Addendum I to this Management Services Agreement ("Agreement") is subject to the approval of the Circuit Court of Cole County, Missouri and, if approved, shall be effective the 1st day of April, 2004 (the "Effective Date"), by and between Meadowbrook, Inc., a Michigan corporation ("Manager"), and Scott B. Lakin, Director of the Department of Insurance of the State of Missouri ("Rehabilitator"), in his capacity as Rehabilitator for Equity Mutual Insurance Company and Casual Reciprocal Exchange (collectively, the "Company").

                                    RECITALS:

      WHEREAS, Manager is providing management, administrative, and accounting services the Company, pursuant to the Agreement, which was approved by the Circuit Court for the County of Cole, Missouri effective January 8, 2003;

      WHEREAS, it has been determined by Rehabilitator that additional management services are needed to provide for an orderly run-off of the Company;

      WHEREAS, Rehabilitator, on behalf of the Company, and Manager have reached an agreement for additional management services to be performed by Manager;

      THEREFORE, IN CONSIDERATION of the mutual agreements described in this Agreement, Rehabilitator, on behalf of the Company, and Manager agree as follows:

                                   AGREEMENT:

2.    ARTICLE 2 - DUTIES

2.01  MANAGEMENT SERVICES

      K.    Additional Management Services

            Manager will perform the additional management services described in EXHIBIT B to Addendum I.

3.    ARTICLE 3 - COMPENSATION

3.01  FEES

      In consideration of the services rendered by Manager pursuant to Addendum I of this Agreement, Rehabilitator, on behalf of the Company will pay the Direct Costs and Service Fees as agreed to and as set for in EXHIBIT B. The parties agree the Direct Costs and the Service Fee shall be deemed administrative costs and shall be accorded whatever priority as provided for under Missouri law.

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3.02  TIME OF PAYMENT

      The Direct Costs and Service Fees set forth in EXHIBIT B to Addendum I shall be paid as follows:

Upon Court Approval                         $89,904.50
July 1, 2004                                $89,904.50
October 1, 2004                             $89,904.50
July 1, 2004                                $89,904.50

All other terms and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed in its name by its duly authorized representative as of the date(s) set forth below:

MEADOWBROOK, INC.                       SCOTT B. LAKIN, AS REHABILITATOR
                                        FOR EQUITY MUTUAL INSURANCE
                                        COMPANY

______________________________          ______________________________
By: Michael G. Costello                 By: Scott B. Lakin
Title: Sr. Vice President &             Title: Director of Insurance, as
       General Counsel                         Rehabilitator Equity Mutual
                                               Insurance Company

Date: ________________________          Date: ________________________

SCOTT B. LAKIN, AS REHABILITATOR FOR
CASUALTY RECIPROCAL EXCHANGE

______________________________
By: Scott B. Lakin
Title: Director of Insurance, as Rehabilitator for
       Casualty Reciprocal Exchange

Date: ________________________